UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2013

GREEKTOWN SUPERHOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53921	27-2216916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 East Lafayette, Detroit, Michigan	48226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (313) 223-2999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Greektown Superholdings, Inc. (“Greektown”) issued a press release dated April 8, 2013, announcing that it had entered into a stockholders agreement with Athens Acquisition LLC, a Delaware limited liability company. A copy of the press release is attached as Exhibit 99.1 to this Current Report, which is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Greektown Superholdings, Inc. dated April 8, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEKTOWN SUPERHOLDINGS, INC.

Date: April 8, 2013	By:	/s/ Michael Puggi
Michael Puggi
President and Chief Executive Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release of Greektown Superholdings, Inc. dated April 8, 2013